UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust, 40 East 52nd Street, New York, NY 10022.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2009

Date of reporting period: 06/30/2009

Item 1 – Report to Stockholders

EQUITIES  FIXED INCOME  REAL ESTATE  LIQUIDITY  ALTERNATIVES  BLACKROCK SOLUTIONS

Annual Report

JUNE 30, 2009

BlackRock Basic Value Principal Protected Fund
OF BLACKROCK PRINCIPAL PROTECTED TRUST

BlackRock Focus Value Fund, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	ANNUAL REPORT	JUNE 30, 2009

Dear Shareholder

The past 12 months reveal two distinct market backdrops — one of investor pessimism and decided weakness, and another of optimism and nascent signs of recovery. The first half of the year was characterized by the former, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted universal macroeconomic deterioration, financial sector casualties, volatile swings in global equity markets, and unprecedented government intervention that included widespread (and globally coordinated) monetary and quantitative easing by central banks and large-scale fiscal stimuli. Sentiment improved noticeably in March, however, on the back of new program announcements by the Treasury and Federal Reserve, as well as generally stronger-than-expected economic data in a few key areas, including retail sales, business and consumer confidence, manufacturing and housing.

In this environment, US equities contended with extraordinary volatility, posting steep declines early, and then recouping those losses — and more —between March and May. Investor enthusiasm eased off in the final month of the period, mostly as a result of profit taking and portfolio rebalancing, as opposed to a change in the economic outlook. Through June 30, stocks did quite well on a year-to-date basis, with nearly all major indices crossing into positive territory. The experience in international markets was similar to that in the United States, though performance was generally more extreme both on the decline and on the upturn. Notably, emerging markets, which lagged most developed regions through the downturn, reassumed leadership in 2009 as these areas of the globe have generally seen a stronger acceleration in economic recovery.

In fixed income markets, while a flight to quality remained a prevalent theme, relatively attractive yields and distressed valuations, alongside a more favorable macro environment, eventually captured investor attention, leading to a sharp recovery in non-Treasury assets. A notable example from the opposite end of the credit spectrum was the high yield sector, which has firmly outpaced all other taxable asset classes since the start of 2009. At the same time, the municipal bond market enjoyed a strong return after the exceptional market volatility of 2008, buoyed by a combination of attractive valuations, robust retail investor demand and a slowdown in forced selling. Direct aid to state and local governments via the American Recovery and Reinvestment Act of 2009 has also lent support.

All told, results for the major benchmark indexes reflected a bifurcated market.

Total Returns as of June 30, 2009	6-month	12-month

US equities (S&P 500 Index)	3.16%	(26.21)%

Small cap US equities (Russell 2000 Index)	2.64	(25.01)

International equities (MSCI Europe, Australasia, Far East Index)	7.95	(31.35)

US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	(8.74)	7.41

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.90	6.05

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	6.43	3.77

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	30.92	(1.91)

          Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

The market environment has clearly improved since the beginning of the year, but a great deal of uncertainty and risk remain. Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional insight and timely “food for thought,” we invite you to visit our award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. We thank you for entrusting BlackRock with your investments, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Announcement to Shareholders

On June 16, 2009, BlackRock, Inc. announced that it received written notice from Barclays PLC (“Barclays”) in which Barclays’ Board of Directors had accepted BlackRock’s offer to acquire Barclays Global Investors (“BGI”). At a special meeting held on August 6, 2009, BlackRock’s proposed purchase of BGI was approved by an overwhelming majority of Barclays’ voting shareholders, an important step toward closing the transaction. The combination of BlackRock and BGI will bring together market leaders in active and index strategies to create the preeminent asset management firm. The transaction is scheduled to be completed in the fourth quarter of 2009, subject to important fund shareholder and regulatory approvals.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2009	BlackRock Basic Value Principal Protected Fund

Portfolio Management Commentary

How did the Fund perform?

•	Fund returns for the 12-month period outpaced both the benchmark S&P 500 Citigroup Value Index and the broad-market S&P 500 Index.

•

Overall, large-cap stocks trailed their smaller counterparts and in terms of investment style, growth topped value. Bonds, as measured by the Barclays Capital US Aggregate Bond Index, outperformed stocks for the 12 months.

What factors influenced performance?

•

In response to the market downturn during the reporting period we increased the Fund’s fixed income position, a change that helped overall performance. The minimum fixed income position maintained over the 12 months was 20.4%, while the maximum was 97.3%.

•

Within the equity portion of the Fund, favorable stock selection and an overweight in health care, particularly pharmaceuticals, benefited performance, led by shares of Schering-Plough Corp., Bristol-Myers Squibb Co. and Wyeth. Good stock selection and an underweight in industrials, particularly industrial conglomerates, also aided results. Our reduced weighting in General Electric Co. bolstered returns in this sector.

•

Within financials, allocation decisions — mainly underweighting real estate investment trusts and mortgage-related securities — more than offset the results from disappointing stock selection within the sector. In particular, our position in The Travelers Cos., Inc. and our reduced weighting in Citigroup, Inc. proved advantageous.

•

Stock selection within telecommunication services also had a positive impact on performance as shares of Qwest Communications International Inc. advanced during the period. Additionally, the positive results generated from overweighting information technology (IT), particularly semiconductors and computer and peripheral holdings, more than offset the impact of stock selection within this sector. Our cash position was additive as well.

•

Detracting from Fund performance was the combination of stock selection and allocation decisions within the materials sector. Specifically, our position in Alcoa, Inc. was a hindrance. Overweighting energy holdings and our positions in Halliburton Co. and BJ Services Co. also did not produce the results we anticipated.

•

In consumer discretionary, the combination of stock selection and an underweight in the sector had a negative effect on performance. Time Warner, Inc., Nordstrom, Inc., and lack of ownership of Ford Motor Co. and McDonald’s Corp. were particularly detrimental. Stock selection amongst food products securities within consumer staples was also a hindrance, as was the combination of allocation decisions and stock selection in utilities.

Describe recent portfolio activity.

•	Market conditions dictated an increase in fixed income securities and consequently, a reduction in equities throughout the reporting period.

•

Within the equity segment, we increased the Fund’s exposure to energy, information technology, consumer discretionary, consumer staples and financials by adding to existing positions and initiating new positions in Noble Corp., Maxim Integrated Products, Inc., Nokia Oyj, Time Warner Cable, Inc., ACE Ltd. and U.S. Bancorp. Meanwhile, we reduced exposure to industrials by eliminating General Electric Co. from the Fund. Names from other sectors sold from the Fund included Hartford Financial Services Group, Inc., Cardinal Health, Inc., Johnson & Johnson and Alcoa, Inc.

Describe Fund positioning at period end.

•

At period end, the Fund maintained a 94.2% allocation to fixed income, with the remaining 5.8% invested in equities. Relative to its equity benchmark, the Fund was overweight in information technology and energy, and underweight in financials, utilities, industrials, consumer discretionary and materials. The Fund was neutral in telecommunication services, health care and consumer staples.

•

We believe that recent data indicates deceleration in the economic decline that took place over the past year. The unprecedented amount of fiscal and monetary stimuli on a global basis, tempered market fears and strong earnings have aided recovery. Additionally, credit markets are improving with the repayment of TARP monies by healthier financial institutions. Nevertheless, we remain cautiously optimistic as market volatility will continue, driven by mixed, but improving, economic data. The Fund is positioned to utilize this volatility to continue our cyclical positioning.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$990.20	$9.62	$1,000	$1,015.13	$9.74
Investor A	$1,000	$988.80	$10.85	$1,000	$1,013.89	$10.99
Investor B	$1,000	$985.90	$14.53	$1,000	$1,010.17	$14.70
Investor C	$1,000	$985.90	$14.57	$1,000	$1,010.12	$14.75

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.95% for Institutional, 2.20% for Investor A, 2.95% for Investor B and 2.96% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

4	ANNUAL REPORT	JUNE 30, 2009

BlackRock Basic Value Principal Protected Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in common stocks and in US Treasury bonds, including zero-coupon bonds.

[3]	This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

[4]

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.

[5]

This unmanaged Index is designed to provide a comprehensive measure of large-cap US equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2009

		Average Annual Total Returns[7]

		1 Year		5 Years		Since Inception[8]

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(0.98)%	(16.18)%	N/A	(1.50)%	N/A	1.22%	N/A
Investor A	(1.12)	(16.40)	(20.79)%	(1.74)	(2.80)%	0.98	0.16%
Investor B	(1.41)	(17.02)	(20.59)	(2.50)	(2.77)	0.20	0.20
Investor C	(1.41)	(17.00)	(17.80)	(2.48)	(2.48)	0.20	0.20
Barclays Capital US Aggregate Bond Index	1.90	6.05	N/A	5.01	N/A	4.63	N/A
S&P 500 Index	3.16	(26.21)	N/A	(2.24)	N/A	2.63	N/A
S&P 500 Citigroup Value Index	(1.41)	(28.63)	N/A	(2.40)	N/A	3.18	N/A

[7]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

[8]	The Fund commenced operations on November 13, 2002.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	JUNE 30, 2009	5

Fund Summary as of June 30, 2009	BlackRock Focus Value Fund, Inc.

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed both the Russell 1000 Value Index and the broad-market S&P 500 Index for the 12-month period.

What factors influenced performance?

•

Asset allocation contributed favorably to results for the year, as our modest cash holding generated a positive return in this highly negative environment. Good stock selection in the health care sector was another primary factor in the outperformance, led by positions in Schering-Plough Corp. and Wyeth, each of which received a premium take-over offer. An overweight position and good stock selection in the telecommunications services sector also aided results, largely due to a positive return from our position in Qwest Communications International Inc.

•

These areas of relative strength more than offset weakness from the energy sector, where poor stock selection was the primary detractor from returns. Fund holdings BJ Services Co. and Halliburton Co. were notable laggards, posting sharp declines for the period. An overweight position and poor stock selection in the materials sector also impaired performance, as did an underweight position in consumer staples.

Describe recent portfolio activity.

•

We continued to adjust our holdings during the period in response to ongoing market volatility. We significantly increased our exposure to the financial sector as prices declined, introducing new positions in MetLife, Inc., ACE Ltd., Invesco Ltd. and Wells Fargo & Co., and increasing existing holdings in The Travelers Cos., Inc. and The Bank of New York Mellon Corp. Meanwhile, we eliminated positions in Citigroup, Inc. and Prudential Financial, Inc. We also increased our energy weighting, introducing new positions in Anadarko Petroleum Corp., Devon Energy Corp. and Weather-ford International Ltd., which more than offset the sale of BJ Services Co. and Exxon Mobil Corp. Additionally, we increased our consumer staples exposure by adding Walgreen Co. and Kimberly-Clark Corp. to the Fund.

•

We reduced our basic material weighting through the sales of Alcoa, Inc., The Dow Chemical Co. and PPG Industries, Inc. We also cut back on our consumer discretionary exposure through the sale of Mattel, Inc. and Phillips-Van Heusen Corp. As a result of these transactions, we modestly increased our cyclical exposure.

Describe Fund positioning at period end.

•

At period end, the Fund was overweight relative to the benchmark Russell 1000 Value Index in the information technology, basic material and health care sectors, and underweight in the utility, industrial, energy, financial and consumer discretionary sectors.

•

While we recognize that the economic news flow is unlikely to turn consistently positive for some time, an accumulating body of evidence suggests that we may have passed the point of maximum weakness in both the economy and the stock market. Aggressive federal government actions to stimulate the economy, reduce interest rates, provide liquidity and stabilize the financial system appear to be gaining traction, and a number of recent data points have shown a slowdown in the rate of economic decline. We are encouraged that the stock market reacted favorably to these developments, posting a sharp rally off the early March market lows. We continue to pursue opportunities in stocks that will benefit from resurgent economic growth, as it is here where we believe the most attractive investment opportunities are to be found.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During the Period[1]

Institutional	$1,000	$1,097.80	$6.19	$1,000	$1,018.90	$5.96
Investor A	$1,000	$1,096.00	$7.64	$1,000	$1,017.51	$7.35
Investor B	$1,000	$1,090.20	$12.44	$1,000	$1,012.90	$11.98
Investor C	$1,000	$1,090.60	$12.03	$1,000	$1,013.30	$11.58
Class R	$1,000	$1,090.40	$12.49	$1,000	$1,012.85	$12.03

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.19% for Institutional, 1.47% for Investor A, 2.40% for Investor B, 2.32% for Investor C and 2.41% for Class R), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]

Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

6	ANNUAL REPORT	JUNE 30, 2009

BlackRock Focus Value Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management’s assessment of the current or prospective condition of such issuers.

[3]	This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

[4]

This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended June 30, 2009

		Average Annual Total Returns[5]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	9.78%	(21.37)%	N/A	(2.24)%	N/A	2.15%	N/A
Investor A	9.60	(21.61)	(25.73)%	(2.50)	(3.54)%	1.88	1.33%
Investor B	9.02	(22.29)	(25.77)	(3.30)	(3.58)	1.25	1.25
Investor C	9.06	(22.26)	(23.03)	(3.28)	(3.28)	1.08	1.08
Class R	9.04	(22.27)	N/A	(2.96)	N/A	1.58	N/A
Russell 1000 Value Index	(2.87)	(29.03)	N/A	(2.13)	N/A	(0.15)	N/A
S&P 500 Index	3.16	(26.21)	N/A	(2.24)	N/A	(2.22)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	JUNE 30, 2009	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of BlackRock Focus Value Fund, Inc. are no longer available for purchase except through exchanges, dividend reinvestments, and for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

•

Class R Shares (available only to BlackRock Focus Value Fund, Inc.) do not incur a maximum initial sales charge (front-end load) or contingent deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5 and 7 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. BlackRock Focus Value Fund, Inc.’s Manager waived a portion of its investment advisory fee. Without such a waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees and other Fund expenses. The expense examples on pages 4 and 6 (which are based on a hypothetical investment of $1,000 invested on January 1, 2009 and held through June 30, 2009) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	ANNUAL REPORT	JUNE 30, 2009

Portfolio Information as of June 30, 2009

BlackRock Basic Value Principal Protected Fund

Ten Largest Equity Holdings	Percent of Long-Term Investments

LSI Corp.	5%
The Travelers Cos., Inc.	4
JPMorgan Chase & Co.	4
Exxon Mobil Corp.	4
Hewlett-Packard Co.	3
Schering-Plough Corp.	3
Bristol-Myers Squibb Co.	3
General Mills, Inc.	3
Qwest Communications International Inc.	3
Kraft Foods, Inc.	3

Investment Criteria (Equity Investments)	Percent of Long-Term Investments

Above-Average Yield	39%
Below-Average Price/Earnings Ratio	25
Low Price-to-Book Value	18
Special Situations	11
Price-to-Cash Flow	7

BlackRock Focus Value Fund, Inc.

Ten Largest Holdings	Percent of Long-Term Investments

Viacom, Inc. Class B	4%
Qwest Communications International Inc.	4
Nokia Oyj	4
The Travelers Cos., Inc.	3
Weatherford International Ltd.	3
LSI Corp.	3
Bristol-Myers Squibb Co.	3
Verizon Communications, Inc.	3
Hewlett-Packard Co.	3
Invesco Ltd.	3

Investment Criteria	Percent of Long-Term Investments

Earnings Turnaround	34%
Price-to-Earnings Per Share	29
Operational Restructuring	19
Above-Average Yield	9
Discount to Assets	6
Special Situations	3

Derivative Instruments

The Funds may invest in various derivative instruments, including options, written options and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction and illiquidity of the derivative instrument. The Funds’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	9

Schedule of Investments June 30, 2009	BlackRock Basic Value Principal Protected Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 2.3%

Aerospace & Defense — 0.1%
Honeywell International, Inc.	1,700	$53,380

Capital Markets — 0.1%
The Bank of New York Mellon Corp.	2,472	72,454

Chemicals — 0.1%
E.I. du Pont de Nemours & Co.	2,200	56,364

Commercial Banks — 0.0%
U.S. Bancorp	1,200	21,504

Diversified Financial Services — 0.2%
JPMorgan Chase & Co.	3,932	134,121

Diversified Telecommunication Services — 0.3%
AT&T Inc.	2,940	73,030
Verizon Communications, Inc.	3,100	95,263

		168,293

Electric Utilities — 0.1%
The Southern Co.	2,400	74,784

Food Products — 0.2%
General Mills, Inc.	2,100	117,642

Household Products — 0.0%
Clorox Co.	600	33,498

Industrial Conglomerates — 0.1%
Tyco International Ltd.	1,725	44,816

Multi-Utilities — 0.1%
Dominion Resources, Inc.	1,500	50,130

Oil, Gas & Consumable Fuels — 0.3%
Chevron Corp.	1,000	66,250
Exxon Mobil Corp.	1,900	132,829

		199,079

Pharmaceuticals — 0.5%
Bristol-Myers Squibb Co.	5,900	119,829
Eli Lilly & Co.	900	31,176
Pfizer, Inc.	3,800	57,000
Wyeth	1,800	81,702

		289,707

Semiconductors & Semiconductor Equipment — 0.2%
Analog Devices, Inc.	2,000	49,560
Maxim Integrated Products, Inc.	3,100	48,639

		98,199

Total Above-Average Yield		1,413,971

Below-Average Price/Earnings Ratio — 1.5%

Aerospace & Defense — 0.0%
Northrop Grumman Corp.	600	27,408

Capital Markets — 0.1%
Morgan Stanley	1,800	51,318

Computers & Peripherals — 0.2%
Hewlett-Packard Co.	3,200	123,680

Common Stocks	Shares	Value

Below-Average Price/Earnings Ratio (concluded)

Diversified Financial Services — 0.1%
Bank of America Corp.	3,700	$48,840

Energy Equipment & Services — 0.0%
Noble Corp.	300	9,075

Food Products — 0.3%
Kraft Foods, Inc.	4,400	111,496
Unilever NV (a)	4,300	103,974

		215,470

Insurance — 0.4%
ACE Ltd.	600	26,538
MetLife, Inc.	1,700	51,017
Prudential Financial, Inc.	600	22,332
The Travelers Cos., Inc.	3,534	145,035

		244,922

Media — 0.2%
CBS Corp. Class B	1,000	6,920
Viacom, Inc. Class B (b)	4,000	90,800

		97,720

Metals & Mining — 0.0%
Nucor Corp.	400	17,772

Office Electronics — 0.2%
Xerox Corp.	14,300	92,664

Total Below-Average Price/Earnings Ratio		928,869

Low Price-to-Book Value — 1.1%

Aerospace & Defense — 0.1%
Raytheon Co.	1,400	62,202

Commercial Banks — 0.0%
Wells Fargo & Co.	700	16,982

Energy Equipment & Services — 0.2%
Halliburton Co.	4,900	101,430

Household Products — 0.2%
Kimberly-Clark Corp.	1,900	99,617

Insurance — 0.0%
Hartford Financial Services Group, Inc.	600	7,122

Machinery — 0.0%
Deere & Co.	700	27,965

Media — 0.1%
Walt Disney Co.	2,600	60,658

Metals & Mining — 0.0%
United States Steel Corp.	500	17,870

Oil, Gas & Consumable Fuels — 0.1%
Anadarko Petroleum Corp.	1,200	54,468

Semiconductors & Semiconductor Equipment — 0.4%
LSI Corp. (b)	36,800	167,808
Micron Technology, Inc. (b)	12,100	61,226

		229,034

Total Low Price-to-Book Value		677,348

See Notes to Financial Statements.

10	ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (concluded)	BlackRock Basic Value Principal Protected Fund
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Price-to-Cash Flow — 0.4%

Diversified Telecommunication Services — 0.2%
Qwest Communications International Inc.	27,700	$114,955

Media — 0.2%
Time Warner Cable, Inc.	705	22,327
Time Warner, Inc.	3,200	80,608

		102,935

Oil, Gas & Consumable Fuels — 0.0%
Peabody Energy Corp.	1,000	30,160

Total Price-to-Cash Flow		248,050

Special Situations — 0.6%

Communications Equipment — 0.0%
Nokia Oyj (a)	2,100	30,618

Computers & Peripherals — 0.1%
International Business Machines Corp.	700	73,094

Energy Equipment & Services — 0.1%
BJ Services Co.	2,500	34,075

Health Care Equipment & Supplies — 0.1%
Baxter International, Inc.	400	21,184
Covidien Plc	1,525	57,096

		78,280

Pharmaceuticals — 0.2%
Schering-Plough Corp.	4,900	123,088

Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp.	3,800	62,890

Total Special Situations		402,045

Total Long-Term Investments (Cost — $2,845,810) — 5.9%		3,670,283

Short-Term Securities	Par (000)

U.S. Government Obligations
U.S. Treasury Strips (c):
0.18%, 11/15/09	$7,753	7,738,471
0.31%, 11/15/09	8,508	8,498,182
0.50%, 11/15/09	43,075	43,045,838

Total Short-Term Securities (Cost — $58,905,775) — 94.9%		59,282,491

Total Investments (Cost — $61,751,585*) — 100.8%		62,952,774
Liabilities in Excess of Other Assets — (0.8)%		(484,707)

Net Assets — 100.0%		$62,468,067

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$63,184,028

Gross unrealized appreciation	$726,416
Gross unrealized depreciation	(957,670)

Net unrealized depreciation	$(231,254)

(a)	Depositary receipts.

(b)	Non-income producing security.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

•	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund	—	$10
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$1,033

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1 — Long-Term Investments[1]	$3,670,283
Level 2 — Short-Term Securities	59,282,491
Level 3	—

Total	$62,952,774

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	11

Schedule of Investments June 30, 2009	BlackRock Focus Value Fund, Inc.
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Above-Average Yield — 8.5%

Capital Markets — 2.3%
The Bank of New York Mellon Corp.	116,600	$3,417,546

Industrial Conglomerates — 1.9%
Tyco International Ltd.	109,050	2,833,119

Pharmaceuticals — 2.8%
Wyeth	89,700	4,071,483

Semiconductors & Semiconductor Equipment — 1.5%
Maxim Integrated Products, Inc.	141,000	2,212,290

Total Above-Average Yield		12,534,438

Discount to Assets — 6.3%

Diversified Telecommunication Services — 3.2%
Verizon Communications, Inc.	150,300	4,618,719

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	63,000	1,623,510

Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.	65,500	2,973,045

Total Discount to Assets		9,215,274

Earnings Turnaround — 33.1%

Aerospace & Defense — 2.1%
Honeywell International, Inc.	100,000	3,140,000

Capital Markets — 2.5%
Morgan Stanley	128,500	3,663,535

Commercial Banks — 1.4%
Wells Fargo & Co.	86,800	2,105,768

Energy Equipment & Services — 2.4%
Halliburton Co.	166,600	3,448,620

Food Products — 1.6%
Unilever NV (a)	97,000	2,345,460

Health Care Equipment & Supplies — 1.1%
Baxter International, Inc.	31,500	1,668,240

Metals & Mining — 2.1%
Nucor Corp.	67,900	3,016,797

Oil, Gas & Consumable Fuels — 4.1%
Devon Energy Corp.	60,300	3,286,350
Peabody Energy Corp.	91,700	2,765,672

		6,052,022

Pharmaceuticals — 5.9%
Bristol-Myers Squibb Co.	227,900	4,628,649
Schering-Plough Corp.	162,500	4,082,000

		8,710,649

Semiconductors & Semiconductor Equipment — 9.9%
Analog Devices, Inc.	140,600	3,484,068
Applied Materials, Inc.	366,200	4,017,214
LSI Corp. (b)	1,056,600	4,818,096
Micron Technology, Inc. (b)	436,500	2,208,690

		14,528,068

Total Earnings Turnaround		48,679,159

Common Stocks	Shares	Value

Financial Restructuring — 0.0%

Media — 0.0%
Legacy Holdings, Inc. (b)	1,500	$22

Total Financial Restructuring		22

Operational Restructuring — 19.0%

Aerospace & Defense — 1.8%
Raytheon Co.	60,600	2,692,458

Chemicals — 2.7%
E.I. du Pont de Nemours & Co.	156,000	3,996,720

Communications Equipment — 3.7%
Nokia Oyj (a)	371,300	5,413,574

Computers & Peripherals — 3.0%
Hewlett-Packard Co.	116,400	4,498,860

Diversified Financial Services — 2.7%
JPMorgan Chase & Co.	116,400	3,970,404

Food & Staples Retailing — 2.0%
Walgreen Co.	98,500	2,895,900

Health Care Equipment & Supplies — 1.2%
Covidien Plc	45,600	1,707,264

Household Products — 1.9%
Kimberly-Clark Corp.	52,400	2,747,332

Total Operational Restructuring		27,922,512

Price-to-Earnings Per Share — 29.2%

Diversified Telecommunication Services — 3.8%
Qwest Communications International Inc. (c)	1,324,000	5,494,600

Energy Equipment & Services — 3.3%
Weatherford International Ltd. (b)	247,300	4,837,188

Insurance — 8.9%
ACE Ltd.	97,000	4,290,310
MetLife, Inc.	123,500	3,706,235
The Travelers Cos., Inc.	123,200	5,056,128

		13,052,673

Media — 6.5%
Time Warner, Inc.	162,066	4,082,443
Viacom, Inc. Class B (b)	242,300	5,500,210

		9,582,653

Oil, Gas & Consumable Fuels — 4.4%
Chevron Corp.	44,000	2,915,000
Occidental Petroleum Corp.	53,300	3,507,673

		6,422,673

Software — 2.3%
Microsoft Corp.	143,600	3,413,372

Total Price-to-Earnings Per Share		42,803,159

Special Situations — 3.0%

Capital Markets — 3.0%
Invesco Ltd. (a)	244,800	4,362,336

Total Special Situations		4,362,336

Total Common Stocks — 99.1%		145,516,900

See Notes to Financial Statements.

12	ANNUAL REPORT	JUNE 30, 2009

Schedule of Investments (concluded)	BlackRock Focus Value Fund, Inc.
(Percentages shown are based on Net Assets)

Other Interests (d)	Beneficial Interest (000)	Value

Financial Restructuring — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
WRT Energy Corp. (Litigation Trust Certificates) (e)	$1,981	—

Total Other Interests — 0.0%		—

Total Long-Term Investments (Cost — $143,099,089) — 99.1%		$145,516,900

Short-Term Securities	Shares

BlackRock Liquidity Funds, TempCash, 0.49% (f)(g)	2,361,791	2,361,791

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.55% (f)(g)(h)	$5,175	5,175,000

Total Short-Term Securities (Cost — $7,536,791) — 5.1%		7,536,791

Total Investments (Cost — $150,635,880*) — 104.2%		153,053,691
Liabilities in Excess of Other Assets — (4.2)%		(6,153,155)

Net Assets — 100.0%		$146,900,536

*	The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$153,539,697

Gross unrealized appreciation	$14,968,319
Gross unrealized depreciation	(15,454,325)

Net unrealized depreciation	$(486,006)

(a)	Depositary receipts.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	“Other interests” represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(e)	Restricted security as to resale, representing 0.0% of net assets were as follows:

Issue	Acquisition Date	Cost	Value

WRT Energy Corp. (Litigation Trust Certificates)	7/10/97	$202,416	—

(f)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempCash	$2,361,791	$3,964
BlackRock Liquidity Series, LLC Cash Sweep Series	—	$106,053
BlackRock Liquidity Series, LLC Money Market Series	$5,175,000	$85,787
FFI Premier Institutional Fund	$(5,687,200)	—

(g)	Represents the current yield as of report date.

(h)	Security was purchased with the cash proceeds from securities loans.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Effective July 1, 2008, the Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical securities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of June 30, 2009 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets

Level 1:
Long-Term Investments[1]	$145,516,900
Short-Term Securities	2,361,791

Total Level 1	147,878,691
Level 2 — Short-Term Securities	5,175,000
Level 3	—

Total	$153,053,691

1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	13

Statements of Assets and Liabilities

June 30, 2009	BlackRock Basic Value Principal Protected Fund	BlackRock Focus Value Fund, Inc.

Assets

Investments at value — unaffiliated[1,2]	$62,952,774	$145,516,900
Investments at value — affiliated[3]	—	7,536,791
Investments sold receivable	12,354	684,230
Dividends receivable	4,095	80,376
Capital shares sold receivable	—	29,428
Prepaid expenses	2,851	24,278
Securities lending income receivable — affiliated	—	4,021
Other assets	—	615

Total assets	62,972,074	153,876,639

Liabilities

Collateral at value — securities loaned	—	5,175,000
Bank overdraft	237,981	—
Investments purchased payable — unaffiliated	—	1,460,084
Capital shares redeemed payable	101,398	137,424
Service and distribution fees payable	44,125	24,105
Financial warranty fees payable	42,128	—
Investment advisory fees payable	33,760	92,078
Other affiliates payable	2,260	8,226
Officer’s and Directors’ fees payable	31	57
Other accrued expenses payable	42,244	79,105
Other liabilities	80	24

Total liabilities	504,007	6,976,103

Net Assets	$62,468,067	$146,900,536

Net Assets Consist of

Paid-in capital	$69,089,647	$213,400,717
Undistributed net investment income	—	1,308,421
Accumulated net realized loss	(7,822,769)	(70,226,413)
Net unrealized appreciation/depreciation	1,201,189	2,417,811

Net Assets	$62,468,067	$146,900,536

See Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2009

Statements of Assets and Liabilities (concluded)

June 30, 2009	BlackRock Basic Value Principal Protected Fund	BlackRock Focus Value Fund, Inc.

Net Asset Value

Institutional:
Net assets	$2,601,673	$76,358,780

Shares outstanding[4,9]	366,830	9,191,540

Net asset value	$7.09	$8.31

Investor A:
Net assets	$3,903,898	$55,243,180

Shares outstanding[5,9]	552,249	6,722,348

Net asset value	$7.07	$8.22

Investor B:

Net assets	$31,893,160	$4,051,156

Shares outstanding[6,9]	4,555,650	549,685

Net asset value	$7.00	$7.37

Investor C:
Net assets	$24,069,336	$10,539,392

Shares outstanding[7,9]	3,433,817	1,484,183

Net asset value	$7.01	$7.10

Class R:
Net assets	—	$708,028

Shares outstanding[8,10]	—	94,678

Net asset value	—	$7.48

[1]Securities loaned — at value	—	$4,772,500

[2] Investments at cost — unaffiliated	$61,751,585	$143,099,089

[3] Investments at cost — affiliated	—	$7,536,791

[4] Authorized Shares — Institutional	Unlimited	50 million

[5] Authorized Shares — Investor A	Unlimited	100 million

[6] Authorized Shares — Investor B	Unlimited	100 million

[7] Authorized Shares — Investor C	Unlimited	50 million

[8] Authorized Shares — Class R	—	100 million

[9] Par value per share	No par value	$0.10

[10] Par value per share	—	$0.10

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	15

Statements of Operations

Year Ended June 30, 2009	BlackRock Basic Value Principal Protected Fund	BlackRock Focus Value Fund, Inc.

Investment Income

Dividends	$613,599	$4,533,652
Foreign tax withheld	(1,208)	(46,354)
Income — affiliated	1,072	110,491
Interest	1,103,937	—
Securities lending — affiliated	—	85,787

Total income	1,717,400	4,683,576

Expenses

Financial warranty	628,060	—
Investment advisory	503,308	1,607,123
Service — Investor A	11,675	154,165
Service and distribution — Investor B	402,631	56,715
Service and distribution — Investor C	292,222	114,641
Service and distribution — Class R	—	2,955
Transfer agent — Institutional	3,896	115,288
Transfer agent — Investor A	4,868	122,036
Transfer agent — Investor B	48,211	19,107
Transfer agent — Investor C	36,827	31,519
Transfer agent — Class R	—	5,057
Accounting services	69,621	98,142
Professional	67,579	93,032
Custodian	38,905	14,467
Printing	35,961	70,365
Officer and Directors	18,544	21,286
Registration	—	60,017
Miscellaneous	17,158	27,348

Total expenses	2,179,466	2,613,263

Less fees waived by advisor	(3,777)	(402,223)
Less fees paid indirectly	—	(215)

Total expenses after fees waived and paid indirectly	2,175,689	2,210,825

Net investment income (loss)	(458,289)	2,472,751

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(4,111,814)	(62,228,623)
Options written	56,206	808,297

	(4,055,608)	(61,420,326)

Net change in unrealized appreciation/depreciation on:
Investments	(11,530,374)	8,158,257
Options written	(40,246)	73,795

	(11,570,620)	8,232,052

Total realized and unrealized loss	(15,626,228)	(53,188,274)

Net Decrease in Net Assets Resulting from Operations	$(16,084,517)	$(50,715,523)

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2009

Statements of Changes in Net Assets

	BlackRock Basic Value Principal Protected Fund		BlackRock Focus Value Fund, Inc.

			Year Ended June 30,	Period August 1, 2007 to June 30,	Year Ended July 31,
	Year Ended June 30,

Increase (Decrease) in Net Assets:	2009	2008	2009	2008	2007

Operations

Net investment income (loss)	$(458,289)	$(575,421)	$2,472,751	$2,356,659	$3,016,033
Net realized gain (loss)	(4,055,608)	10,202,558	(61,420,326)	3,079,499	39,621,413
Net change in unrealized appreciation/depreciation	(11,570,620)	(39,254,625)	8,232,052	(64,055,125)	10,559,375

Net increase (decrease) in net assets resulting from operations	(16,084,517)	(29,627,488)	(50,715,523)	(58,618,967)	53,196,821

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	—	—	(1,562,094)	(1,722,006)	(1,957,773)
Investor A	—	—	(898,953)	(1,044,380)	(1,141,424)
Investor B	—	—	(22,459)	—	(6,674)
Investor C	—	—	(80,625)	(39,482)	(16,998)
Class R	—	—	(5,274)	(4,812)	(3,740)
Net realized gain:
Institutional	(138,063)	(900,099)	—	(21,229,909)	(15,804,834)
Investor A	(191,470)	(1,411,747)	—	(17,601,668)	(12,916,921)
Investor B	(1,731,760)	(10,517,239)	—	(2,543,437)	(2,615,218)
Investor C	(1,252,807)	(7,113,402)	—	(3,805,100)	(2,686,481)
Class R	—	—	—	(139,186)	(59,584)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,314,100)	(19,942,487)	(2,569,405)	(48,129,980)	(37,209,647)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(20,711,974)	(19,969,554)	(33,089,217)	(2,551,903)	(8,579,280)

Net Assets

Total increase (decrease) in net assets	(40,110,591)	(69,539,529)	(86,374,145)	(109,300,850)	7,407,894
Beginning of period	102,578,658	172,118,187	233,274,681	342,575,531	335,167,637

End of period	$62,468,067	$102,578,658	$146,900,536	$233,274,681	$342,575,531

End of period undistributed net investment income	$—	—	$1,308,421	$1,405,075	$1,859,132

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	17

Financial Highlights	BlackRock Basic Value Principal Protected Fund

	Institutional					Investor A

	Year Ended June 30,					Year Ended June 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.85	$12.87	$11.35	$10.90	$11.53	$8.85	$12.85	$11.34	$10.88	$11.52

Net investment income[1]	0.02	0.05	0.06	0.06	0.09	0.01	0.03	0.03	0.03	0.06
Net realized and unrealized gain (loss)	(1.45)	(2.27)	2.58	0.93	0.06	(1.46)	(2.27)	2.57	0.93	0.06

Net increase (decrease) from investment operations	(1.43)	(2.22)	2.64	0.99	0.15	(1.45)	(2.24)	2.60	0.96	0.12

Distributions from net realized gain	(0.33)	(1.80)	(1.12)	(0.54)	(0.78)	(0.33)	(1.76)	(1.09)	(0.50)	(0.76)

Net asset value, end of year	$7.09	$8.85	$12.87	$11.35	$10.90	$7.07	$8.85	$12.85	$11.34	$10.88

Total Investment Return[2]

Based on net asset value	(16.18)%	(19.39)%	24.12%	9.22%	1.22%	(16.40)%	(19.50)%	23.74%	8.93%	0.96%

Ratios to Average Net Assets

Total expenses	1.90%	1.76%	1.70%	1.69%	1.68%	2.14%	1.98%	1.95%	1.94%	1.93%

Total expenses after fees waived	1.89%	1.76%	1.70%	1.69%	1.68%	2.13%	1.98%	1.95%	1.94%	1.93%

Net investment income	0.32%	0.49%	0.47%	0.52%	0.82%	0.09%	0.26%	0.21%	0.27%	0.57%

Supplemental Data

Net assets, end of year (000)	$2,602	$4,308	$7,393	$7,886	$10,503	$3,904	$6,450	$12,145	$6,637	$8,735

Portfolio turnover	85%	79%	33%	65%	65%	85%	79%	33%	65%	65%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (concluded)	BlackRock Basic Value Principal Protected Fund

	Investor B					Investor C

	Year Ended June 30,					Year Ended June 30,

	2009	2008	2007	2006	2005	2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of year	$8.83	$12.81	$11.23	$10.77	$11.45	$8.84	$12.83	$11.25	$10.78	$11.45

Net investment loss[1]	(0.05)	(0.06)	(0.06)	(0.05)	(0.02)	(0.05)	(0.06)	(0.07)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(1.45)	(2.26)	2.54	0.91	0.05	(1.45)	(2.27)	2.56	0.92	0.06

Net increase (decrease) from investment operations	(1.50)	(2.32)	2.48	0.86	0.03	(1.50)	(2.33)	2.49	0.87	0.04

Distributions from net realized gain	(0.33)	(1.66)	(0.90)	(0.40)	(0.71)	(0.33)	(1.66)	(0.91)	(0.40)	(0.71)

Net asset value, end of year	$7.00	$8.83	$12.81	$11.23	$10.77	$7.01	$8.84	$12.83	$11.25	$10.78

Total Investment Return[2]

Based on net asset value	(17.02)%	(20.14)%	22.78%	8.12%	0.19%	(17.00)%	(20.20)%	22.83%	8.15%	0.23%

Ratios to Average Net Assets

Total expenses	2.90%	2.76%	2.71%	2.70%	2.70%	2.91%	2.75%	2.71%	2.70%	2.70%

Total expenses after fees waived	2.90%	2.76%	2.71%	2.70%	2.70%	2.90%	2.75%	2.71%	2.70%	2.70%

Net investment loss	(0.68)%	(0.51)%	(0.54)%	(0.49)%	(0.20)%	(0.69)%	(0.50)%	(0.54)%	(0.49)%	(0.20)%

Supplemental Data

Net assets, end of year (000)	$31,893	$53,768	$90,268	$100,584	$117,140	$24,069	$38,052	$62,312	$64,159	$78,110

Portfolio turnover	85%	79%	33%	65%	65%	85%	79%	33%	65%	65%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	19

Financial Highlights	BlackRock Focus Value Fund, Inc.

	Institutional

	Year Ended June 30, 2009		Period August 1, 2007 to June 30, 2008

					Year Ended July 31,

					2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.81		$15.47		$14.84	$14.27	$12.16	$10.36

Net investment income[1]	0.15		0.13		0.17	0.12	0.07	0.04
Net realized and unrealized gain (loss)	(2.49)		(2.62)		2.15	0.99	2.04	1.76

Net increase (decrease) from investment operations	(2.34)		(2.49)		2.32	1.11	2.11	1.80

Dividends and distributions from:
Net investment income	(0.16)		(0.16)		(0.18)	(0.06)	—	—
Net realized gain	—		(2.01)		(1.51)	(0.48)	—	—

Total dividends and distributions	(0.16)		(2.17)		(1.69)	(0.54)	—	—

Net asset value, end of period	$8.31		$10.81		$15.47	$14.84	$14.27	$12.16

Total Investment Return[2]

Based on net asset value	(21.37	) %	(18.55	) %[3]	16.67%	8.06%	17.35%	17.37%

Ratios to Average Net Assets

Total expenses	1.38%		1.25%[4]		1.22%	1.26%	1.26%	1.26%

Total expenses after fees waived and paid indirectly	1.13%		1.00%[4]		0.97%	1.01%	1.01%	1.09%

Net investment income	1.79%		1.14%[4]		1.10%	0.83%	0.52%	0.33%

Supplemental Data

Net assets, end of period (000)	$76,359		$113,990		$162,915	$158,175	$173,121	$172,024

Portfolio turnover	112%		87%		65%	100%	72%	92%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of any sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (continued)	BlackRock Focus Value Fund, Inc.

	Investor A

	Year Ended June 30, 2009	Period August 1, 2007 to June 30, 2008

			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$10.67	$15.29	$14.68	$14.12	$12.06	$10.30

Net investment income[1]	0.12	0.10	0.13	0.08	0.04	0.01
Net realized and unrealized gain (loss)	(2.45)	(2.59)	2.12	0.98	2.02	1.75

Net increase (decrease) from investment operations	(2.33)	(2.49)	2.25	1.06	2.06	1.76

Dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.13)	(0.02)	—	—
Net realized gain	—	(2.01)	(1.51)	(0.48)	—	—

Total dividends and distributions	(0.12)	(2.13)	(1.64)	(0.50)	—	—

Net asset value, end of period	$8.22	$10.67	$15.29	$14.68	$14.12	$12.06

Total Investment Return[2]

Based on net asset value	(21.61)%	(18.77)%[3]	16.30%	7.79%	17.08%	17.09%

Ratios to Average Net Assets

Total expenses	1.69%	1.55%[4]	1.49%	1.51%	1.51%	1.51%

Total expenses after fees waived and paid indirectly	1.44%	1.30%[4]	1.24%	1.26%	1.26%	1.34%

Net investment income	1.47%	0.83%[4]	0.83%	0.58%	0.27%	0.08%

Supplemental Data

Net assets, end of period (000)	$55,243	$92,545	$134,585	$126,028	$135,696	$136,688

Portfolio turnover	112%	87%	65%	100%	72%	92%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	21

Financial Highlights (continued)	BlackRock Focus Value Fund, Inc.

	Investor B

	Year Ended June 30, 2009	Period August 1, 2007 to June 30, 2008

			Year Ended July 31,

			2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.53	$13.86	$13.37	$12.98	$11.17	$9.62

Net investment income (loss)[1]	0.04	0.00 [2]	0.01	(0.03)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(2.17)	(2.33)	1.92	0.90	1.87	1.63

Net increase (decrease) from investment operations	(2.13)	(2.33)	1.93	0.87	1.81	1.55

Dividends and distributions from:
Net investment income	(0.03)	—	(0.00)[3]	—	—	—
Net realized gain	—	(2.00)	(1.44)	(0.48)	—	—

Total dividends and distributions	(0.03)	(2.00)	(1.44)	(0.48)	—	—

Net asset value, end of period	$7.37	$9.53	$13.86	$13.37	$12.98	$11.17

Total Investment Return[4]

Based on net asset value	(22.29)%	(19.43)%[5]	15.37%	6.97%	16.20%	16.11%

Ratios to Average Net Assets

Total expenses	2.59%	2.36%[6]	2.28%	2.28%	2.28%	2.27%

Total expenses after fees waived and paid indirectly	2.34%	2.11%[6]	2.03%	2.03%	2.03%	2.11%

Net investment income (loss)	0.59%	0.02%[6]	0.07%	(0.21)%	(0.50)%	(0.70)%

Supplemental Data

Net assets, end of period (000)	$4,051	$9,345	$19,000	$26,537	$42,351	$57,812

Portfolio turnover	112%	87%	65%	100%	72%	92%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Amount is less than $(0.01) per share.

[4]	Total investment returns exclude the effects of sales charges.

[5]	Aggregate total investment return.

[6]	Annualized.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2009

Financial Highlights (continued)	BlackRock Focus Value Fund, Inc.

	Investor C

	Year Ended June 30, 2009	Period August 1, 2007 to June 30, 2008
				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.21	$13.49		$13.07	$12.71	$10.94	$9.42

Net investment income (loss)[1]	0.05	0.01		0.01	(0.03)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	(2.11)	(2.26)		1.90	0.87	1.83	1.60

Net increase (decrease) from investment operations	(2.06)	(2.25)		1.91	0.84	1.77	1.52

Dividends and distributions from:
Net investment income	(0.05)	(0.02)		(0.01)	—	—	—
Net realized gain	—	(2.01)		(1.48)	(0.48)	—	—

Total dividends and distributions	(0.05)	(2.03)		(1.49)	(0.48)	—	—

Net asset value, end of period	$7.10	$9.21		$13.49	$13.07	$12.71	$10.94

Total Investment Return[2]

Based on net asset value	(22.26)%	(19.42)%[3]		15.50%	6.88%	16.18%	16.14%

Ratios to Average Net Assets

Total expenses	2.51%	2.33	[4]%	2.26%	2.28%	2.29%	2.28%

Total expenses after fees waived and paid indirectly	2.26%	2.08	[4]%	2.01%	2.03%	2.04%	2.12%

Net investment income (loss)	0.65%	0.05	[4]%	0.06%	(0.21)%	(0.50)%	(0.70)%

Supplemental Data

Net assets, end of period (000)	$10,539	$16,687		$25,334	$23,819	$31,391	$34,179

Portfolio turnover	112%	87%		65%	100%	72%	92%

[1]	Based on average shares outstanding.

[2]	Total investment returns exclude the effects of sales charges.

[3]	Aggregate total investment return.

[4]	Annualized.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2009	23

Financial Highlights (concluded)	BlackRock Focus Value Fund, Inc.

	Class R

	Year Ended June 30, 2009	Period August 1, 2007 to June 30, 2008
				Year Ended July 31,

				2007	2006	2005	2004

Per Share Operating Performance

Net asset value, beginning of period	$9.72	$14.15		$13.71	$13.23	$11.33	$9.71

Net investment income (loss)[1]	0.04	0.02		0.06	0.05	0.00 [2]	(0.00)[3]
Net realized and unrealized gain (loss)	(2.22)	(2.37)		1.98	0.91	1.90	1.62

Net increase (decrease) from investment operations	(2.18)	(2.35)		2.04	0.96	1.90	1.62

Dividends and distributions from:
Net investment income	(0.06)	(0.07)		(0.09)	(0.00)[3]	—	—
Net realized gain	—	(2.01)		(1.51)	(0.48)	—	—

Total dividends and distributions	(0.06)	(2.08)		(1.60)	(0.48)	—	—

Net asset value, end of period	$7.48	$9.72		$14.15	$13.71	$13.23	$11.33

Total Investment Return

Based on net asset value	(22.27)%	(19.29)%[4]		15.85%	7.56%	16.77%	16.68%

Ratios to Average Net Assets

Total expenses	2.60%	2.22	[5]%	1.90%	1.76%	1.76%	1.75%

Total expenses after fees waived and paid indirectly	2.35%	1.97	[5]%	1.65%	1.51%	1.51%	1.57%

Net investment income (loss)	0.55%	0.15	[5]%	0.43%	0.34%	0.03%	(0.05)%

Supplemental Data

Net assets, end of period (000)	$708	$708		$741	$609	$513	$389

Portfolio turnover	112%	87%		65%	100%	72%	92%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Amount is less than $(0.01) per share.

[4]	Aggregate total investment return.

[5]	Annualized.

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Basic Value Principal Protected Fund (“Basic Value Principal Protected”), a series of BlackRock Principal Protected Trust (the “Trust”), a Delaware statutory trust, and BlackRock Focus Value Fund, Inc. (“Focus Value”), a Maryland corporation, (referred to as the “Funds” or individually as the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Board of Trustees and the Board of Directors of the Trust and Fund, respectively, are referred to throughout this report as the “Board of Directors” or the “Board.” The Funds offer multiple classes of shares. Shares of Basic Value Principal Protected were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the “Guarantee Maturity Date”), except in connection with reinvestment of dividends and distributions. Basic Value Principal Protected will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek capital appreciation and, secondarily, income to the extent permitted by a strategy that seeks to use investments in US Treasury bonds, including zero-coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are only offered by Focus Value and are sold only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The Trust, on behalf of Basic Value Principal Protected, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the “Warranty Provider”). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder’s account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the “Guaranteed Amount”). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to 0.80% of the Fund’s average daily net assets during the Guarantee Period. If the value of the Fund’s assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder’s account being at least equal to the shareholder’s Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder’s account can be redeemed for an amount equal to his or her Guaranteed Amount.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments: Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value. The Funds value their investments in Cash Sweep Series and Money Market Series, each of BlackRock Liquidity Series, LLC at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

The Funds value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’ Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”).

ANNUAL REPORT	JUNE 30, 2009	25

Notes to Financial Statements (continued)

When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Funds might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Zero-Coupon Bonds: Basic Value Principal Protected may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund segregates assets in connection with certain investments (e.g., options or written options), each Fund will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each Fund may also be required to deliver or deposit securities as collateral for certain investments (e.g., written options). As part of these agreements, when the value of these investments achieves a previously agreed upon value (minimum transfer amount), each Fund may be required to deliver and/or receive additional collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Funds are recorded on the ex-dividend dates.

Securities Lending: Focus Value may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. The Fund may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The Funds’ statutes of limitations on their US federal tax returns remains open for the four years ended June 30, 2009 for Basic Value Principal Protected and the periods ended July 31, 2006, July 31, 2007, June 30, 2008 and June 30, 2009 for Focus Value. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Bank Overdraft: Basic Value Principal Protected recorded a bank overdraft which resulted from estimates of available cash.

Recent Accounting Pronouncement: In June 2009, Statement of Financial Accounting Standards No. 166, “Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140” (“FAS 166”), was issued. FAS 166 is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. FAS 166 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of FAS 166 must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of FAS 166 should be applied to transfers that occurred both before and after the effective date of FAS 166. The impact of FAS 166 on the Funds’ financial statement disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Funds or their classes are charged to that Fund or class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets. Custodian fees may be reduced by amounts calculated on uninvested cash balances, which are shown as fees paid indirectly in the Statements of Operations.

26	ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract. The Funds may mitigate these losses through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Funds and their counterparties. The ISDA allows each Fund to offset with its counterparty each Fund’s derivative financial instruments’ payables and/or receivables with collateral held. To the extent amounts due to the Funds from their counterparty are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices.

The Funds are subject to equity risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying securities (equity risk). When the Funds purchase a call option it may increase their exposure to the underlying security and when the Funds purchase a put option it may decrease their exposure to the underlying security. When the Funds write a call option it may decrease their exposure to the underlying security and when the Funds write a put option it may increase their exposure to the underlying security. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds are reflected as an asset (liability) and an equivalent liability (asset). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security at a price different from the current market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Funds’ maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

Derivatives Not Accounted for as Hedging Instruments under Financial Accounting Standards Board Statement of Financial Accounting Standards No. 133,”Accounting for Derivative Instruments and Hedging Activities”:

Values of Derivatives as of June 30, 2009*

* As of June 30, 2009, there were no options outstanding. During the year ended June 30, 2009, the Funds had limited activity in these transactions.

The Effect of Derivative Instruments on the Statements of Operations Year Ended June 30, 2009

Net Realized Gain From Derivatives Recognized in Income

Equity Contracts	Options

Basic Value Principal Protected	$56,206
Focus Value	$808,297

Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income

Equity Contracts	Options

Basic Value Principal Protected	$(40,246)
Focus Value	$73,795

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Funds under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

ANNUAL REPORT	JUNE 30, 2009	27

Notes to Financial Statements (continued)

The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, Basic Value Principal Protected and Focus Value pay a monthly fee at an annual rate of 0.65% and 1.00%, respectively, of the average daily value of the Funds’ net assets.

The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager, under which the Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by each Fund to the Manager.

The Manager has entered into a contractual arrangement with Basic Value Principal Protected under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or service fees) will not exceed 1.99% of the average daily value of the Fund’s net assets. This amount is shown as fees waived by advisor in the Statements of Operations. This arrangement has a one-year term and is renewable.

The Manager has contractually agreed to waive 0.25% of Focus Value’s investment advisory fees. This contractual waiver agreement has a one-year term and is automatically renewable year to year unless terminated by the Manager. The Fund waived $401,781, which is included in fees waived by advisor in the Statements of Operations.

The Manager has agreed to waive its advisory fee by the amount of advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. For the year ended June 30, 2009, Focus Value waived $442, which is included in fees waived by advisor in the Statements of Operations.

For the year ended June 30, 2009, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Reimbursement to Manager

Basic Value Principal Protected	$1,509
Focus Value	$2,986

Effective October 1, 2008, each Fund has entered into a Distribution Agreement and Distribution Plans with BlackRock Investments, LLC (“BIL”), which replaced FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. and its affiliates (“BDI”) (collectively, the “Distributor”) as the sole distributor of the Funds. FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. BIL and BDI are affiliates of BlackRock. The service and distribution fees did not change as a result of this transaction.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the 1940 Act, each Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

	Service Fee		Distribution Fee

	Basic Value Principal Protected	Focus Value	Basic Value Principal Protected	Focus Value

Investor A	0.25%	0.25%	—	—
Investor B	0.25%	0.25%	0.75%	0.75%
Investor C	0.25%	0.25%	0.75%	0.75%
Class R	N/A	0.25%	N/A	0.25%

Pursuant to sub-agreements with the Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly owned subsidiary of Merrill Lynch, and the Distributor provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates the Distributor and each broker-dealer for providing shareholder servicing and/or distribution-related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2009, affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares, and affiliates received contingent deferred sales charges relating to transactions in the Funds’ Investor B and Investor C Shares as follows:

	Basic Value Principal Protected	Focus Value

Investor A	—	$1,365
Investor B	$33,904	$3,074
Investor C	$261	$1,255

Furthermore, for Focus Value, affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) received contingent deferred sales charges of $2 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

PNC Global Investment Servicing (U.S.) Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Funds’ transfer agent and dividend disbursing agent. Each class of the Funds bears the costs of transfer agent fees associated with such respective class. Transfer agency fees borne by each class of the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of the

28	ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (continued)

Funds, 12b-1 fee calculation, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates, including Merrill Lynch, from July 1, 2008 to December 31, 2008 (after which Merrill Lynch was no longer considered an affiliate) provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the year ended June 30, 2009, the Funds paid the following amounts in return for these services, which are included in transfer agent fees in the Statements of Operations.

Shareholder Account Fees

Basic Value Principal Protected	$47,329
Focus Value	$147,015

The Funds may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. For the year ended June 30, 2009, the Funds earned the following amounts, which are included in income — affiliated in the Statements of Operations.

Basic Value Principal Protected	$29
Focus Value	$474

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of each Fund’s shares. During the year ended June 30, 2009, the following amounts have been accrued by the Funds to reimburse the Manager for costs incurred running the call center, which are included in transfer agent fees in the Statements of Operations.

	Call Center Fees

	Basic Value Principal Protected	Focus Value

Institutional	$50	$2,619
Investor A	$105	$2,370
Investor B	$1,116	$413
Investor C	$803	$480
Class R	—	$12

Focus Value has received an exemptive order from the SEC permitting it to lend portfolio securities to MLPF&S, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has retained BIM as the securities lending agent for a fee based on a share of the income from investment of cash collateral. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statements of Operations. For the year ended June 30, 2009, BIM received $21,399 in securities lending agent fees.

In addition, MLPF&S from July 1, 2008 to December 31, 2008 (after which MLPF&S was no longer considered an affiliate) and Piper Jaffray & Co. (considered an affiliate of the Manager for a portion of the period) received commissions on the execution of portfolio security transactions for the Funds for the year ended June 30, 2009 as follows:

	MLPF&S	Piper Jaffray & Co.

Basic Value Principal Protected	$20,022	—
Focus Value	$57,468	$291

During the year ended June 30, 2009, Focus Value received litigation proceeds of $615 from an affiliate, which are included in net realized loss from investments in the Statements of Operations.

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities and US government securities, for the year ended June 30, 2009 were as follows:

	Purchases	Sales

Basic Value Principal Protected	$19,374,638	$81,307,765
Focus Value	$175,805,713	$195,729,617

Basic Value Principal Protected

Purchases and sales of US government securities for the year ended June 30, 2009 were $59,561,579 and $22,796,344, respectively.

Transactions in call options written for the year ended June 30, 2009 were as follows:

Basic Value Principal Protected

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	140	$59,146
Options closed	(140)	(59,146)

Outstanding call options written, end of year	—	—

ANNUAL REPORT	JUNE 30, 2009	29

Notes to Financial Statements (continued)

Focus Value

Call Options Written	Contracts	Premiums Received

Outstanding call options written, beginning of year	970	$422,205
Options written	4,780	547,007
Options closed	(5,750)	(969,212)

Outstanding call options written, end of year	—	—

5. Short-Term Borrowings:

The Trust, on behalf of Basic Value Principal Protected, and Focus Value, along with certain other funds managed by the Manager and its affiliates, are parties to a $500 million credit agreement with a group of lenders, which expired November 2008 and was subsequently renewed until November 2009. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Each Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on its net assets as of October 31, 2008. The Funds pay a commitment fee of 0.08% per annum based on each Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) in effect from time to time. The Funds did not borrow under the credit agreement during the year ended June 30, 2009.

6. Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Funds’ Statements of Assets and Liabilities.

7. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of June 30, 2009 attributable to a net operating losses were reclassified to the following accounts:

Basic Value Principal Protected

Paid-in capital	$(458,298)
Undistributed net investment income	$458,289
Accumulated net realized loss	$9

The tax character of distributions paid during the fiscal years ended June 30, 2007, 2008 and 2009 for Basic Value Principal Protected and the periods ended July 31, 2007, June 30, 2008 and 2009 for Focus Value were as follows:

	Basic Value Principal Protected	Focus Value

Ordinary income
2009	—	$2,569,405
2008	$1,591,190	$11,876,837
2007	$2,500,016	$23,678,746
Long-term capital gains
2009	$3,314,100	—
2008	$18,351,297	$36,253,143
2007	$10,785,794	$13,530,901

Total distributions
2009	$3,314,100	$2,569,405

2008	$19,942,487	$48,129,980

2007	$13,285,810	$37,209,647

30	ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (continued)

As of June 30, 2009, the tax components of accumulated net losses were as follows:

	Basic Value Principal Protected	Focus Value

Undistributed ordinary income	—	$1,282,245
Capital loss carryforwards	$(2,881,149)	(14,541,173)
Net unrealized losses*	(3,740,431)	(53,241,253)

Total accumulated net losses	$(6,621,580)	$(66,500,181)

*

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income and the difference between the book and tax treatment of certain stock lending transactions.

As of June 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration date:

Expires June 30,	Basic Value Principal Protected	Focus Value

2017	$2,881,149	$14,541,173

Total	$2,881,149	$14,541,173

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008

Basic Value Principal Protected	Shares	Amount	Shares	Amount

Institutional

Shares issued to shareholders in reinvestment of distributions	17,651	$125,849	80,130	$834,956
Shares redeemed	(137,486)	(1,050,192)	(167,949)	(1,824,486)

Net decrease	(119,835)	$(924,343)	(87,819)	$(989,530)

Investor A

Automatic conversion of shares	2,439	$17,124	—	—
Shares issued to shareholders in reinvestment of distributions	24,639	175,187	124,048	$1,293,822

Total issued	27,078	192,311	124,048	1,293,822
Shares redeemed	(203,954)	(1,601,554)	(339,929)	(3,706,644)

Net decrease	(176,876)	$(1,409,243)	(215,881)	$(2,412,822)

ANNUAL REPORT	JUNE 30, 2009	31

Notes to Financial Statements (continued)

	Year Ended June 30, 2009		Year Ended June 30, 2008

Basic Value Principal Protected (concluded)	Shares	Amount	Shares	Amount

Investor B

Shares issued to shareholders in reinvestment of distributions	223,103	$1,557,336	915,090	$9,571,833
Shares redeemed and automatic conversion of shares	(1,756,212)	(13,255,363)	(1,870,464)	(19,864,793)

Net decrease	(1,533,109)	$(11,698,027)	(955,374)	$(10,292,960)

Investor C

Shares issued to shareholders in reinvestment of distributions	163,841	$1,159,993	628,571	$6,581,139
Shares redeemed	(1,033,935)	(7,840,354)	(1,183,023)	(12,855,381)

Net decrease	(870,094)	$(6,680,361)	(554,452)	$(6,274,242)

	Year Ended June 30, 2009		Period August 1, 2007 to June 30, 2008		Year Ended July 31, 2007

Focus Value	Shares	Amount	Shares	Amount	Shares	Amount

Institutional

Shares sold	566,599	$4,647,742	402,699	$5,140,945	303,548	$4,636,786
Shares issued to shareholders in reinvestment of dividends and distributions	199,496	1,383,010	1,519,450	20,500,508	1,081,848	15,590,409

Total issued	766,095	6,030,752	1,922,149	25,641,453	1,385,396	20,227,195
Shares redeemed	(2,123,841)	(17,029,977)	(1,903,979)	(23,574,806)	(1,511,666)	(23,239,218)

Net increase (decrease)	(1,357,746)	$(10,999,225)	18,170	$2,066,647	(126,270)	$(3,012,023)

Investor A

Shares sold and automatic conversion of shares	724,912	$5,818,854	780,187	$9,715,232	1,289,085	$19,660,976
Shares issued to shareholders in reinvestment of dividends and distributions	118,787	813,292	1,255,373	16,751,967	876,677	12,509,924

Total issued	843,699	6,632,146	2,035,560	26,467,199	2,165,762	32,170,900
Shares redeemed	(2,797,520)	(23,449,242)	(2,159,543)	(26,828,964)	(1,952,723)	(29,649,811)

Net increase (decrease)	(1,953,821)	$(16,817,096)	(123,983)	$(361,765)	213,039	$2,521,089

32	ANNUAL REPORT	JUNE 30, 2009

Notes to Financial Statements (concluded)

	Year Ended June 30, 2009		Period August 1, 2007 to June 30, 2008		Year Ended July 31, 2007

Focus Value (concluded)	Shares	Amount	Shares	Amount	Shares	Amount

Investor B

Shares sold	47,233	$336,478	43,951	$506,259	198,734	$2,711,938
Shares issued to shareholders in reinvestment of dividends and distributions	3,135	18,519	183,477	2,205,664	177,687	2,306,819

Total issued	50,368	354,997	227,428	2,711,923	376,421	5,018,757
Shares redeemed and automatic conversion of shares	(480,808)	(3,501,802)	(617,682)	(6,933,533)	(991,230)	(13,763,952)

Net decrease	(430,440)	$(3,146,805)	(390,254)	$(4,221,610)	(614,809)	$(8,745,195)

Investor C

Shares sold	176,248	$1,235,902	183,909	$2,086,352	220,524	$2,964,264
Shares issued to shareholders in reinvestment of dividends and distributions	12,076	70,342	290,678	3,375,976	186,970	2,363,804

Total issued	188,324	1,306,244	474,587	5,462,328	407,494	5,328,068
Shares redeemed	(515,587)	(3,589,847)	(541,305)	(5,797,194)	(351,168)	(4,760,440)

Net increase (decrease)	(327,263)	$(2,283,603)	(66,718)	$(334,866)	56,326	$567,628

Class R

Shares sold	49,745	$355,793	50,772	$621,829	72,257	$1,026,061
Shares issued to shareholders in reinvestment of dividends and distributions	850	5,274	11,800	144,058	4,777	63,326

Total issued	50,595	361,067	62,572	765,887	77,034	1,089,387
Shares redeemed	(28,734)	(203,555)	(42,143)	(466,196)	(69,074)	(1,000,166)

Net increase	21,861	$157,512	20,429	$299,691	7,960	$89,221

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through August 26, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

ANNUAL REPORT	JUNE 30, 2009	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust and the Shareholders and Board of Directors of BlackRock Focus Value Fund, Inc. (collectively, the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value Principal Protected Fund, one of the series constituting BlackRock Principal Protected Trust, as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Focus Value Fund, Inc., as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period August 1, 2007 to June 30, 2008 and the year ended July 31, 2007, and the financial highlights for the respective periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust as of June 30, 2009, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Focus Value Fund, Inc. as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period August 1, 2007 to June 30, 2008 and the year ended July 31, 2007, and the financial highlights for the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
August 26, 2009

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the fiscal year ended June 30, 2009:

	Payable Date	BlackRock Basic Value Principal Protected Fund	BlackRock Focus Value Fund

Qualified Dividend Income	10/24/2008	—	100%
for Individuals*	12/05/2008	—	100%
Dividends Qualifying for the
Dividends Received Deduction	10/24/2008	—	100%
for Corporations*	12/05/2008	—	100%
Long-Term Capital Gain Distributed per Share	12/12/2008	$0.330039	—

*	Expressed as a percentage of the ordinary income distributions.

34	ANNUAL REPORT	JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Focus Value Fund, Inc. (the “Focus Value Fund”) and the Board of Trustees of BlackRock Basic Value Principal Protected Fund (the “Basic Value Principal Protected Fund”), a series of BlackRock Principal Protected Trust (the “Trust”) (collectively, the “Board,” and the members of which are referred to as “Board Members”) met on May 5, 2009 and June 4 – 5, 2009 to consider the approval of the funds’ investment advisory agreements (collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”) with respect to each fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” For simplicity, the Focus Value Fund, the Basic Value Principal Protected Fund and the Trust are referred to herein as the “Fund.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of the Fund consisted of fifteen individuals, twelve of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), at the time of the Board’s approval of the Agreements. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its peers; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May 5, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) an internal comparison of management fees classified by Lipper, if applicable.

At an in-person meeting held on May 5, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May 5, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the June 4 – 5, 2009 Board meeting.

At an in-person meeting held on June 4 – 5, 2009, the Fund’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with

ANNUAL REPORT	JUNE 30, 2009	35

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of at least one relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May 5, 2009 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Focus Value Fund ranked in the second, third and third quartiles against its Lipper Performance Universe for the one-, three-and five-year periods reported, respectively. The Board expressed its concern with the Focus Value Fund’s investment performance. The Board will continue its ongoing dialogue with BlackRock regarding the Focus Value Fund’s performance. The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Focus Value Fund’s performance.

The Board noted that the Basic Value Principal Protected Fund ranked in the first, first and third quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rates compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

36	ANNUAL REPORT	JUNE 30, 2009

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that, although the Focus Value Fund’s contractual advisory fees were above the median contractual advisory fees paid by the Focus Value Fund’s Peers, its actual advisory fees, after giving effect to any expense reimbursements or fee waivers, were lower than or equal to the median of its Peers. The Board also noted that the Manager has contractually agreed to waive or reimburse management fees for the Focus Value Fund.

The Board noted that the Basic Value Principal Protected Fund’s contractual advisory fees, which do not take into account any expense reimbursements or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Basic Value Principal Protected Fund’s Peers. The Board also noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit the Basic Value Principal Protected Fund’s total net expenses on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Fund. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E. Other Factors: The Board also took into account other ancillary or “fallout” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

ANNUAL REPORT	JUNE 30, 2009	37

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and the Fund for a one-year term ending June 30, 2010 and the Sub-Advisory Agreements between the Manager and Sub-Advisors with respect to the Fund for a one-year term ending June 30, 2010. Based upon its evaluation of all these factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

38	ANNUAL REPORT	JUNE 30, 2009

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Trust/Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1]

Robert M. Hernandez 40 East 52nd Street New York, NY 10022 1944	Chairman of the Board, Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	35 Funds 101 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 40 East 52nd Street New York, NY 10022 1941	Vice Chairman of the Board, Chairman of the Audit Committee and Director	Since 2007

Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) from 2001 to 2007.

				35 Funds 101 Portfolios	Watson Pharmaceutical Inc.

James H. Bodurtha 40 East 52nd Street New York, NY 10022 1944	Director	Since 2002	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	35 Funds 101 Portfolios	None

Bruce R. Bond 40 East 52nd Street New York, NY 10022 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				35 Funds 101 Portfolios	None

Donald W. Burton 40 East 52nd Street New York, NY 10022 1944	Director	Since 2007

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				35 Funds 101 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, BT Americas (telecommunications) since 2004; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board, GML (energy) since 2003.

				35 Funds 101 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 40 East 52nd Street New York, NY 10022 1957	Director	Since 2005	Professor, Harvard University since 1992.	35 Funds 101 Portfolios	None

John F. O’Brien 40 East 52nd Street New York, NY 10022 1943	Director	Since 2007

Trustee, Woods Hole Oceanographic Institute since 2003; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.

				35 Funds 101 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

ANNUAL REPORT	JUNE 30, 2009	39

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Non-Interested Directors[1] (concluded)

Roberta Cooper Ramo 40 East 52nd Street New York, NY 10022 1942	Director	Since 2002

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director of ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				35 Funds 101 Portfolios	None

Jean Margo Reid 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Self employed consultant since 2001; Director and Secretary, SCB, Inc. (holding company) since 1998; Director and Secretary, SCB Partners, Inc. (holding company) since 2000; Director, Covenant House (non-profit) from 2001 to 2004.

				35 Funds 101 Portfolios	None

David H. Walsh 40 East 52nd Street New York, NY 10022 1941	Director	Since 2007

Director, National Museum of Wildlife Art since 2007; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Trustee, University of Wyoming Foundation since 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				35 Funds 101 Portfolios	None

Richard R. West 40 East 52nd Street New York, NY 10022 1938	Director and Member of the Audit Committee	Since 2007	Dean Emeritus, New York University’s Leonard N. Stern School of Business Administration since 1995.	35 Funds 101 Portfolios	Bowne & Co., Inc. (financial printers); Vornado Realty Trust (real estate company); Alexander’s Inc. (real estate company)

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served as a director for the Trust/Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain directors as joining the Trust/Fund board in 2007, each director first became a member of the board of directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; Jean Margo Reid, 2004; David H. Walsh, 2003; Fred G. Weiss, 1998; and Richard R. West, 1978.

40	ANNUAL REPORT	JUNE 30, 2009

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/Fund	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

				175 Funds 285 Portfolios	None

Laurence D. Fink 40 East 52nd Street New York, NY 10022 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				35 Funds 101 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end Funds in the BlackRock fund complex from 1989 to 2006.

				175 Funds 285 Portfolios	None

[1]

Mr. Davis and Mr. Fink are both “interested persons,” as defined in the Investment Company Act of 1940, of the Trust/Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trust/Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC Securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

ANNUAL REPORT	JUNE 30, 2009	41

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust/Fund	Length of Time Served	Principal Occupation(s) During Past Five Years

Trust/Fund Officers[1]

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management L.P. (“FAM”) in 2006, First Vice President thereof from 1997 to 2005, Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	Since 2007

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	Since 2007

Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P.-advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	Since 2007

Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004.

Howard B. Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	Since 2007	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Trust/Fund serve at the pleasure of the Board of Directors.

Further information about the Trust/Fund Officers and Directors is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC Wilmington, DE 19809

Address of the Trust and Fund
100 Bellevue Parkway Wilmington, DE 19809

Custodian
Brown Brothers Harriman & Co.[2] Boston, MA 02109

JPMorgan Chase Bank, N.A.[3] 3 Chase Metrotech Center Brooklyn, NY 11245

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc. Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP New York, NY 10019

Accounting Agent
State Street Bank and Trust Company Princeton, NJ 08540

Independent Registered Public Accounting Firm
Deloitte & Touche LLP Princeton, NJ 08540

Distributor
BlackRock Investments, LLC New York, NY 10022

Effective July 31, 2009, Donald C. Burke, President and Chief Executive Officer of the Trust and Fund retired. The Trust’s and Fund’s Boards of Directors wish Mr. Burke well in his retirement.

Effective August 1, 2009, Anne F. Ackerley became President and Chief Executive Officer of the Trust and Fund, and Jeffrey Holland and Brian Schmidt became Vice Presidents of the Trust and Fund.

Effective August 1, 2009, Jean Margo Reid resigned as a Director of the Trust and Fund. The Boards wish Ms. Reid well in her future endeavors.

[2]	For BlackRock Basic Value Principal Protected Fund

[3]	For BlackRock Focus Value Fund, Inc.

42	ANNUAL REPORT	JUNE 30, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	JUNE 30, 2009	43

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Funds vote proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

44	ANNUAL REPORT	JUNE 30, 2009

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

Warranty Provider

If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, BlackRock Basic Value Principal Protected Fund’s Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at (800) 441-7762.

ANNUAL REPORT	JUNE 30, 2009	45

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Aurora Portfolio
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Portfolio
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock Euro Fund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Small Cap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Diversification Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
Prepared Portfolio 2010
Prepared Portfolio 2015
Prepared Portfolio 2020
Prepared Portfolio 2025
Prepared Portfolio 2030
Prepared Portfolio 2035
Prepared Portfolio 2040
Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

46	ANNUAL REPORT	JUNE 30, 2009

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#BVPPFV-6/09

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Richard R. West

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust	$25,500	$25,300	$0	$0	$6,100	$6,100	$1,028	$1,049

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

     Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust	$0	$0

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: August 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: August 21, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: August 21, 2009